                                                                    EXHIBIT 24


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of shares of the Company's Common Stock pursuant to the Company's Revised Stock Incentive Plan and a Registration Statement on Form S-8 for the registration of shares of the Company's Common Stock pursuant to the Company's Retirement Savings Plan, hereby constitutes and appoints BRUCE S. CHELBERG, WILLIAM B. MOORE and MARTIN M. ELLEN, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of May, 1999.

                                            /s/ Bruce S. Chelberg
                                            ---------------------------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of shares of the Company's Common Stock pursuant to the Company's Revised Stock Incentive Plan and a Registration Statement on Form S-8 for the registration of shares of the Company's Common Stock pursuant to the Company's Retirement Savings Plan, hereby constitutes and appoints BRUCE S. CHELBERG, WILLIAM B. MOORE and MARTIN M. ELLEN, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of May, 1999.

                                            /s/ Herbert M. Baum
                                            ---------------------------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of shares of the Company's Common Stock pursuant to the Company's Revised Stock Incentive Plan and a Registration Statement on Form S-8 for the registration of shares of the Company's Common Stock pursuant to the Company's Retirement Savings Plan, hereby constitutes and appoints BRUCE S. CHELBERG, WILLIAM B. MOORE and MARTIN M. ELLEN, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of May, 1999.

                                            /s/ Richard G. Cline
                                            ---------------------------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of shares of the Company's Common Stock pursuant to the Company's Revised Stock Incentive Plan and a Registration Statement on Form S-8 for the registration of shares of the Company's Common Stock pursuant to the Company's Retirement Savings Plan, hereby constitutes and appoints BRUCE S. CHELBERG, WILLIAM B. MOORE and MARTIN M. ELLEN, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of May, 1999.

                                            /s/ Pierre S. du Pont
                                            ---------------------------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of shares of the Company's Common Stock pursuant to the Company's Revised Stock Incentive Plan and a Registration Statement on Form S-8 for the registration of shares of the Company's Common Stock pursuant to the Company's Retirement Savings Plan, hereby constitutes and appoints BRUCE S. CHELBERG, WILLIAM B. MOORE and MARTIN M. ELLEN, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of May, 1999.

                                            /s/ Archie R. Dykes
                                            ---------------------------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of shares of the Company's Common Stock pursuant to the Company's Revised Stock Incentive Plan and a Registration Statement on Form S-8 for the registration of shares of the Company's Common Stock pursuant to the Company's Retirement Savings Plan, hereby constitutes and appoints BRUCE S. CHELBERG, WILLIAM B. MOORE and MARTIN M. ELLEN, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of May, 1999.

                                            /s/ Charles W. Gaillard
                                            ---------------------------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of shares of the Company's Common Stock pursuant to the Company's Revised Stock Incentive Plan and a Registration Statement on Form S-8 for the registration of shares of the Company's Common Stock pursuant to the Company's Retirement Savings Plan, hereby constitutes and appoints BRUCE S. CHELBERG, WILLIAM B. MOORE and MARTIN M. ELLEN, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of May, 1999.

                                            /s/ Jarobin Gilbert, Jr.
                                            ---------------------------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of shares of the Company's Common Stock pursuant to the Company's Revised Stock Incentive Plan and a Registration Statement on Form S-8 for the registration of shares of the Company's Common Stock pursuant to the Company's Retirement Savings Plan, hereby constitutes and appoints BRUCE S. CHELBERG, WILLIAM B. MOORE and MARTIN M. ELLEN, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of May, 1999.

                                            /s/ Victoria B. Jackson
                                            ---------------------------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of WHITMAN CORPORATION, a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of shares of the Company's Common Stock pursuant to the Company's Revised Stock Incentive Plan and a Registration Statement on Form S-8 for the registration of shares of the Company's Common Stock pursuant to the Company's Retirement Savings Plan, hereby constitutes and appoints BRUCE S. CHELBERG, WILLIAM B. MOORE and MARTIN M. ELLEN, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), and to file such Registration Statement and amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of May, 1999.

                                            /s/ Charles S. Locke
                                            ---------------------------------